                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   SEI Index Funds
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         same
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         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

                                                                PRELIMINARY COPY

                               S&P 500 INDEX PORTFOLIO

          ----------------------------------------------------------------------
                         IMPORTANT  SHAREHOLDER  INFORMATION
          ----------------------------------------------------------------------


          THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. EACH PROXY CARD MAY BE COMPLETED BY CHECKING THE APPROPRIATE BOX AND VOTING FOR OR AGAINST THE SPECIFIC PROPOSALS RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

          PLEASE SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, THE PORTFOLIO MAY HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH WILL COST YOUR PORTFOLIO MONEY.

          PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE.  THANK YOU.
          ----------------------------------------------------------------------


                                   SEI INDEX FUNDS

                                   SEI INDEX FUNDS

Dear Shareholder,

     A shareholder meeting of the S&P 500 Index Portfolio (the "Portfolio") of SEI Index Funds (the "Trust") has been scheduled for November 18, 1998. If you were a shareholder of record as of the close of business on September 30, 1998, you are entitled to vote at the meeting and any adjournment of the meeting.

     Mr. Lee P. Munder ("Munder"), the Chairman of Munder Capital Management ("MCM"), entered into an agreement with a subsidiary of Comerica, Inc. ("Comerica"), a publicly held bank holding company, under which Comerica purchased 85% of Munder's interest in MCM (the "Transaction"). As a result of the Transaction, Comerica owns or controls 88% of the partnership interests in MCM. This Transaction resulted in an assignment of the management agreements of World Asset Management ("World"), investment adviser to the Portfolio, because MCM is World's general partner.

     The Portfolio's Trustees have called a special shareholder meeting to permit the Portfolio's shareholders to consider an investment advisory agreement with World for an interim period that began on July 2, 1998. Shareholders are also asked to consider an investment sub-advisory agreement with World to take effect following approval of the agreement and certain other changes to the Portfolio's management structure. The terms of the proposed new sub-advisory agreement between SEI Investments Management Corporation ("SIMC") and World relating to your Portfolio are substantially identical to the terms of the Trust's current investment advisory agreement, except for the sub-advisory nature of the relationship, the dates of execution, effectiveness and termination, and the inclusion of escrow provisions, which are applicable since the transaction closed prior to the approval of the new sub-advisory agreement by shareholders. In addition, you will be asked to approve the selection of SIMC as investment adviser to the Portfolio, and the operation of the Portfolio as a "Manager of Managers" Fund. The enclosed proxy statement seeks shareholder approval of these proposals, and provides additional information on the proposals.

     While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it in the enclosed postage-paid envelope so the maximum number of shares may be voted. Your vote is important to us. Please do not hesitate to call 800-DIAL SEI if you have any questions about the proposals. Thank you for taking the time to consider this important proposal and for your investment in the SEI Funds.

                                   Sincerely,

                                   Edward D. Loughlin
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   SEI INDEX FUND

                                   IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal.

                                 QUESTIONS & ANSWERS

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A:   Federal securities laws require a vote by the Portfolio's shareholders whenever a Portfolio's investment adviser is subject to a change in its ownership structure or in the identity of its controlling parties. Munder Capital Management ("MCM") is the general partner of World Asset Management ("World") which is investment adviser to the Portfolio. Mr. Lee P. Munder, the Chairman of MCM, entered into an agreement with Comerica, Inc. ("Comerica") pursuant to which Comerica increased its ownership in MCM to 88%. Your Portfolio is seeking shareholder approval of a proposal to approve an interim investment advisory agreement with World. The Portfolio is also seeking approval of a new sub-advisory agreement with World. You will also be asked to approve the operation of the Portfolio as a "Manager of Managers" Portfolio, with SEI Investments Management Corporation ("SIMC") acting as investment adviser and World acting as sub-adviser.

Please refer to the proxy statement for a detailed explanation of the proposals.

Q:   WHY DO I NEED TO VOTE ON TWO CONTRACTS FOR WORLD?

A. The interim advisory agreement between Trust and World relates only to the period from July 2, 1998, through the date on which shareholders approve the agreement. The Sub-Advisory Agreement relates to the "Manager of Manager" structure, and, if approved, will remain in effect for a period of two years from the date of approval by shareholders.

Q:   WHY ARE THE PORTFOLIO'S ADVISORY ARRANGEMENTS BEING RESTRUCTURED?

A:   Many other SEI Funds operate as "Manager of Managers" Portfolios, and the
Board of Trustees and SIMC have found that structure to be very efficient.
Given the increasing consolidation in the asset management industry, there have been numerous instances where SEI Funds would have had to call shareholder meetings due to the "assignment" of sub-advisory contracts. Using a "Manager of Managers" structure will permit the Board of Trustees and SIMC to rehire the original adviser or sub-adviser without incurring the considerable expense of a shareholder meeting. It will also permit SIMC to recommend new or replacement sub-advisers for the Portfolio.

Q:   HOW WILL THIS AFFECT MY ACCOUNT?

A:   You can expect the same level of management expertise and service from
World to which you've grown accustomed. The terms of the proposed new investment sub-advisory agreement between SIMC and World relating to your Portfolio are substantially identical to the terms of the Portfolio's current investment advisory agreement, except for the dates of execution, effectiveness and termination, the inclusion of escrow provisions (which are applicable since the transaction closed prior to the approval of the sub-advisory agreement by shareholders) and the sub-advisory nature of the relationship. The selection of SIMC as adviser should have no impact on your account, except that SIMC will now be the adviser and World the sub-adviser. THE PROPOSALS DO NOT REQUEST AN INCREASE IN THE RATE OF THE PORTFOLIO'S INVESTMENT ADVISORY FEE.

Q:   WILL MY VOTE MAKE A DIFFERENCE?

A:   Your vote is needed to ensure that the proposals can be acted upon.
Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Portfolio.

Q:   HOW DO THE TRUSTEES OF MY PORTFOLIO SUGGEST THAT I VOTE?

A:   After careful consideration, the Trustees of your Portfolio, including the independent Trustees who comprise a majority of the Portfolio's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

 Q:  WHOM DO I CALL IF I HAVE QUESTIONS?

A:   We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

Q:   WHERE DO I MAIL MY PROXY CARD?

A:   You may use the enclosed postage-paid envelope to mail your proxy card.

                                   SEI INDEX FUNDS

                               S&P 500 INDEX PORTFOLIO

                               ONE FREEDOM VALLEY DRIVE
                               OAKS, PENNSYLVANIA 19456

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  NOVEMBER 18, 1998

To the Shareholders of SEI Index Funds:

     Notice is hereby given that a special meeting of Shareholders (the "Meeting") of the S&P Index Portfolio (the "Portfolio") of SEI Index Funds (the "Trust"), will be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on November 18, 1998 at 3:30 p.m., local time, for the following purposes:

     1. TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE AN INTERIM ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE S&P 500 INDEX PORTFOLIO (THE "PORTFOLIO"), AND WORLD ASSET MANAGEMENT INC. ("WORLD") RELATING TO THE MANAGEMENT OF THE ASSETS OF THE PORTFOLIO FOR THE PERIOD FROM JULY 2, 1998 THROUGH THE DATE OF SHAREHOLDER APPROVAL.

     2. TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") RELATING TO THE MANAGEMENT OF THE ASSETS OF THE PORTFOLIO.

     3. AUTHORIZING THE BOARD OF TRUSTEES OF THE TRUST TO APPROVE ADDITIONAL AND REPLACEMENT SUB-ADVISERS FOR THE PORTFOLIO WITHOUT THE APPROVAL OF SHAREHOLDERS.

     4.   APPROVING THE SELECTION OF WORLD AS SUB-ADVISER TO THE PORTFOLIO.

     5. TO TRANSACT OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The first Proposal relates to the consideration of a new advisory agreement between the Trust and World for an interim period from July 2, 1998, through the date of Shareholder approval of the agreement ("Interim Advisory Agreement") and the restructured investment advisory arrangements. The current investment advisory agreement between the Trust and World terminated when a majority interest in Munder Capital Management ("MCM"), World's general partner, was purchased by Comerica, Inc. ("Comerica"). Under the Investment Company Act of 1940, this transaction resulted in an "assignment," which caused the termination
of the agreement.   The Board of Trustees is recommending that Shareholders of the Portfolio approve the Interim Advisory Agreement.


                                          I

     The remaining Proposals relate to the consideration of a new advisory agreement between the Trust and SIMC. Provided that a new investment advisory agreement between the Trust and SIMC relating to the assets of the Portfolio, as well as the sub-advisory agreement and the "Manager of Managers" arrangement, are approved by Shareholders, World will serve as sub-adviser under the new sub-advisory agreement described in the attached proxy statement. The Board of Trustees is recommending that Shareholders of the Portfolio vote to approve the investment advisory agreement between the Trust and SIMC, the new sub-advisory agreement between SIMC and World, and the "Manager of Managers" arrangement.

     All Shareholders are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, please complete, sign, and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

     Shareholders of record at the close of business on September 30, 1998, are entitled to receive notice of and to vote at that meeting or any adjournment thereof.




                         By Order of the Board of Trustees


                         ------------------------------------
                         Richard W. Grant
                         SECRETARY


October 15, 1998


                  PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY
                    IS REQUESTED.  A SELF-ADDRESSED, POSTAGE PAID
                      ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE


                                          II

                                   SEI INDEX FUNDS

                               S&P 500 INDEX PORTFOLIO

                               ONE FREEDOM VALLEY DRIVE
                               OAKS, PENNSYLVANIA 19456

                                   PROXY STATEMENT

                           SPECIAL MEETING OF SHAREHOLDERS

                                  NOVEMBER 18, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Index Funds (the "Trust") on behalf of the S&P 500 Index Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders to be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, November 18, 1998, at 3:30 p.m., local time, and at any adjourned session thereof (this meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on September 30, 1998 ("Shareholders") are entitled to vote at the Meeting.

     As of September 30, 1998, the Portfolio had _____________ shares outstanding.

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Trust and officers and employees of SEI Investments Fund Management, the Administrator for the Portfolio, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by Munder Capital Management ("MCM") and World Asset Management ("World"). The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about October 15, 1998.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                     INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the S&P 500 Index Portfolio to vote on a number of issues related to the Portfolio's management structure, including new investment advisory and sub-advisory agreements for the Portfolio to take effect upon the approval by Shareholders, and an interim investment advisory agreement between the Trust and World.

     The existing investment advisory agreement terminated upon the completion of the transaction between Comerica, Inc. ("Comerica") and Mr. Lee P. Munder, Chairman of World's general partner, MCM, as more fully described below (the "Transaction"). The Transaction, which closed on July 2, 1998, caused an "assignment" of the former advisory agreement ("Former Advisory Agreement"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), this had the effect of terminating the Former Advisory Agreement.

     The first Proposal relates to the approval of an interim investment advisory agreement between the Trust, on behalf of the Portfolio, and World ("Interim Advisory Agreement"). The Interim Advisory Agreement is currently in effect, and will only remain in effect until Shareholders approve the Interim Advisory Agreement and the management restructuring proposals described in this Proxy Statement. In the event that Shareholders approve the Interim Advisory Agreement, but do not approve the management restructuring proposals described in this Proxy Statement, World will continue to serve as investment adviser to the Portfolio in the same manner as it did before July 2, 1998. In that event, World's agreement will run until March, 2000, unless terminated earlier by the Trust or World.

     The remaining proposals relate to the "Manager of Managers" structure approved by the Trust's Board of Trustees for the Portfolio, wherein, following Shareholder approval, SIMC will act as investment adviser to the Portfolio and recommend to the Trustees which investment sub-advisers to appoint and replace for the Portfolio. Apart from Shareholder approval, this structure required an order of exemption from the SEC, which has been granted. The "Manager of Managers" structure will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for Shareholder meetings in the future. In connection with the "Manager of Managers" structure, the Trustees have approved the selection of SIMC as Investment Adviser to the Portfolio, and a new investment advisory agreement for the Portfolio.

     This Proxy Statement also seeks approval of the selection of the current investment adviser to the Portfolio (World) to serve as investment sub-adviser to the Portfolio. If the "Manager of Managers" structure is implemented for the Portfolio, the Trustees would be able, upon the recommendation of SIMC and without Shareholder approval, to replace the sub-advisers and/or appoint additional sub-advisers to the Portfolio, and to utilize investment sub-advisory agreements for the Portfolio whose terms are different from those currently in use by the Trust.

THE TRANSACTION

     World is wholly-owned by MCM. MCM was organized as a general partnership in 1994 when Old MCM, Inc. ("Old MCM") consolidated its investment advisory business and Comerica, Inc. ("Comerica"), a publicly held bank holding company, consolidated the investment advisory businesses of its indirect subsidiaries, Woodbridge Capital Management,


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

Inc. ("Woodbridge") and World, into the partnership. WAM Holdings is wholly-owned by Comerica, Inc.. Prior to July 2, 1998, the general partnership interests in MCM were owned by Old MCM (44%), WAM Holdings, Inc. ("WAM Holdings") (44%), and Munder Group L.L.C. ("Munder Group") (12%). Mr. Lee P. Munder, Chairman of MCM, owned 83% of Old MCM (representing a 36% indirect interest in MCM) and 68% of Munder Group (representing an 8% indirect interest in MCM). Through his ownership interest in Old MCM and Munder Group, Mr. Munder owned or controlled approximately 44% of MCM. Employees of MCM owned the remaining 12% of MCM.

     On July 2, 1998, WAM Holdings purchased 85% of Old MCM's interest in MCM (37.4% of MCM) and 85% of Mr. Munder's interest in Munder Group (6.9% of MCM) (the "Transaction"). As a result, Comerica now owns or controls approximately 88% of the partnership interests in MCM, World's general partner.

     The Transaction did not result in material changes in the business, corporate structure or composition of the senior management or personnel of World, or in the manner in which World renders advisory services to the Portfolio. The Transaction did not result in any changes, other than changes in the ordinary course of business, in the management or operations of World relating to the Portfolio, or in the personnel managing the Portfolio. Comerica and World have asserted that the Transaction did not cause any reduction in the quality of services provided by World to the Portfolio or have any adverse effect on World's ability to fulfill its obligations to the Portfolio.

     On May 18, 1998, the Trust's Board of Trustees, including a majority of the non-interested Trustees, approved the Interim Advisory Agreement by and between the Trust, on behalf of the Portfolio, and World, embodying substantially identical terms and fees as the Former Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions, which are applicable since the Transaction closed prior to the approval of the Interim Advisory Agreement by Shareholders. Accordingly, Shareholders are being asked to approve the Interim Advisory Agreement with respect to the Portfolio.

     On September 10, 1998, the Trust's Board of Trustees, including a majority of the non-interested Trustees, approved a new sub-advisory agreement by and between SIMC and World (the "Sub-Advisory Agreement") embodying substantially identical terms and fees as the Former Advisory Agreement, except for the dates of execution, effectiveness and termination, and the sub-advisory nature of the relationship. Accordingly, Shareholders are being asked to approve the Sub-Advisory Agreement with respect to the Portfolio.

THE TERMS OF THE TRANSACTION

     The Transaction, which closed on July 2, 1998, was subject to a number of conditions, including:

     (1) the Interim Advisory Agreement and the Sub-Advisory Agreement have substantively the same terms and conditions as the Former Advisory Agreement,


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

     (2) on or before the 150th day following the termination of the Former Advisory Agreement (the "Interim Period"), a Special Meeting of Shareholders be held for the purpose of approving or disapproving of the Interim Advisory Agreement and the Sub-Advisory Agreement,
     (3) the fees earned during the Interim Period be held in escrow and paid to World only upon Shareholder approval of the Interim Advisory Agreement,
     (4) the cost of soliciting the Shareholders and holding this meeting will be assumed by MCM and World, and
     (5) World will ensure that the scope and quality of advisory services provided to the Portfolio during the Interim Period will be at least equivalent to the scope and quality of the services provided prior to the Interim Period and World will apprise of and consult the Portfolio's Board of any material change in personnel providing services pursuant to the Interim Advisory Agreement.

If the Portfolio's Shareholders do not vote to approve the Interim Advisory Agreement by the expiration of the Interim Period, the fees held in the escrow account will be remitted to the Portfolio, World will no longer serve as the Portfolio's investment adviser, and the Interim Advisory Agreement will terminate.

     The Trust's Board of Trustees approved the Interim Advisory Agreement and the Sub-Advisory Agreement and called this special Meeting of the Shareholders to approve these Agreements. MCM and World have agreed to pay all expenses relating to the procurement of a Shareholder vote. In the event that Shareholders do not approve the Interim Advisory and the Sub-Advisory Agreement, the Trust's Board will meet to discuss its options, which may include recommending the hiring, subject to Board and Shareholder approval, of one or more new advisers.

PROPOSAL 1.

APPROVAL OF WORLD AS THE INVESTMENT ADVISER TO THE PORTFOLIO, AND APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND WORLD, FOR THE PERIOD FROM JULY 2, 1998 THROUGH THE DATE ON WHICH SHAREHOLDERS APPROVE THE AGREEMENT.

     The Board of Trustees is recommending that Shareholders of the Portfolio approve World as the interim investment adviser to the Portfolio and approve the form of investment advisory agreement (the "Interim Advisory Agreement") between the Trust and World relating to the Portfolio (which is attached as EXHIBIT A to this Proxy Statement). The Trustees of the Trust, including all the Trustees who are not "interested persons" of the Trust, approved the Interim Advisory Agreement with respect to the Fund at a meeting held on May 18, 1998.

     Except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions, which are applicable since the Transaction closed prior to the approval of the Interim Advisory Agreement by Shareholders, the Interim Advisory Agreement is substantially identical to the Former Advisory Agreement between the Trust, on behalf of the Portfolio, and World. The Interim Advisory Agreement went into effect upon the closing of the transaction on July 2, 1998. The Interim Advisory Agreement will remain in effect until the later of: (a) its approval by Shareholders in the manner described in this Proxy Statement; or (b) in the event that sub-advisory and manager-of-managers arrangements described in this Proxy Statement are not approved by Shareholders, until March, 2000 (unless earlier terminated).

     Approval of the Interim Advisory Agreement is necessary because the Investment Company Act of 1940 (the "1940 Act") requires that all investment advisory contracts be approved by Trustees and Shareholders. Even though the Trustees of the Trust are seeking Shareholder approval to permit SIMC, with the approval of the Trust's Board, to hire and replace sub-advisers for the Trust, Shareholder approval of the Interim Advisory Agreement is necessary to ensure that the Portfolio receives continuous investment advisory services even after the July 2, 1998 Transaction. Approval of the Interim Advisory Agreement will have the effect of ratifying the Board of Trustees' actions of May 18, 1998, and will ensure that World is compensated for its services for the period from July 2, 1998 until Shareholder approval of the Interim Advisory Agreement. During this period, World's fees have been paid into escrow for payment to World only upon approval of the Interim Advisory Agreement.

DESCRIPTION OF THE FORMER ADVISORY AGREEMENT

     World has served as the investment adviser to the Portfolio pursuant to the Former Advisory Agreement, which was approved by the Portfolio's Shareholders on _____ __, 19__ for the S&P 500 Index Portfolio. This Agreement terminated on July 2, 1998 upon consummation of the Transaction.

     World and the Trust obtained an order of the SEC permitting implementation, without obtaining prior shareholder approval, of advisory and sub-advisory agreements for a limited time after the consummation of the Transaction. Such relief would permit World to receive fees earned by World during the interim period of not more than 150 days (the "Interim Period"). This Interim Period commenced on the date of the Transaction and will continue through the date on which the Interim Advisory Agreement between World and the Portfolio is approved or disapproved by the Portfolio's Shareholders (but in no event later than November 30, 1998).

     World has agreed as a condition of the order to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Portfolio during the Interim Period will be at least equivalent to the scope and quality of services provided under the Former Advisory Agreement. In the event of any material change in the personnel providing advisory services pursuant to the Interim Advisory Agreement during the Interim Period, the Trustees will be apprised of and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality. The Board received assurances from World that such services would be delivered for the same fee under the Interim Advisory Agreement as is currently in place under the Former Advisory Agreement. The terms of the Interim Advisory Agreement are identical to the terms of the Former Advisory Agreement except for dates of execution, effectiveness and terminations, and the inclusion of escrow provisions.

(Additional information about World is found on pages 13 - 14.)

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 2.

APPROVAL OF SIMC AS THE INVESTMENT ADVISER TO THE PORTFOLIO, AND APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND SIMC.

     The Board of Trustees is recommending that Shareholders of the Portfolio approve SIMC as the investment adviser to the Portfolio and approve the form of investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SIMC relating to the Portfolio (which is attached as EXHIBIT B to this Proxy Statement). The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Portfolio at a meeting held on September 10, 1998. The Investment Advisory Agreement will take effect upon Shareholder approval.

     Other than the identity of the investment adviser and the provisions relating to sub-advisory arrangements, there are no material differences between the Investment Advisory Agreement and the Former Advisory Agreement. The overall cost to the Portfolio of advisory and management services will NOT be increased.

     DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT.   Under the Investment
Advisory Agreement, SIMC will serve as investment adviser to the Portfolio and will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Portfolio. Subject to Board approval, SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who exercise investment discretion over the assets (or a portion of the assets) of the Portfolio. SIMC may provide specific portfolio security advice with respect to all or some portion of the Portfolio's assets.

     SIMC will perform internal due diligence on prospective sub-advisers for the Portfolio and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with the Portfolio's fundamental investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Portfolio, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board the addition of new sub-advisers as it deems appropriate.

     For its investment advisory services, SIMC will receive an advisory fee from the Portfolio based on the Portfolio's assets. SIMC will then pay the sub-advisers (in this case,

World) out of this fee.   SIMC's fees under the Investment Advisory Agreement
will be the same as World's fee under the Former Advisory Agreement.

     DURATION AND TERMINATION.   Unless terminated earlier, the Investment
Advisory Agreement shall continue in effect as to the Portfolio until on or about March, 2000, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Portfolio at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or with respect to the Portfolio by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, it is terminable by SIMC upon 90 days' written notice to the Trust.

     SIMC will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that SIMC shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by SIMC of its obligations or duties thereunder.

     DESCRIPTION OF THE SIMC. SIMC (the "Adviser") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of money managers. SIMC and its affiliates currently serve as adviser or manager to more than 46 investment companies, including more than 387 Portfolios, with more than $128 billion in assets as of May 31, 1998.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of SIMC. The principal business address of each director and the principal executive officers, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                     TITLE
----                     -----
Alfred P. West, Jr.      Director, Chairman & Chief Executive Officer
Henry H. Greer           Director, President & Chief Operating Officer
Carmen V. Romeo          Director, Executive Vice President & Treasurer
Richard B. Lieb          Executive Vice President
Edward Loughlin          Executive Vice President, President--Asset Management
                           Services Divisions


                                          7

Carl A. Guarino          Senior Vice President
Mark Nagle               Controller
Kevin P. Robins          Senior Vice President, General Counsel & Secretary

     TRUSTEES' CONSIDERATIONS. At a meeting held on September 10, 1998, the Board of Trustees reviewed SIMC's qualifications to act as investment adviser to the Portfolio, placing particular emphasis on its proposed role in recommending, monitoring and terminating sub-advisers, subject to Board of Trustees oversight, and its performance as investment adviser to certain other Trusts advised by SIMC. The Trustees received written and oral information regarding SIMC's key personnel and its experience in selection and evaluation of sub-advisers. In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SIMC's key personnel in institutional investing and the quality of services SIMC is expected to provide to the Portfolio, as well as other factors relating to SIMC's provision of investment advisory services including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Portfolio by SIMC; (2) the distinct investment objective and policies of the Portfolio; (3) that the compensation payable to SIMC by the Portfolio under the proposed Investment Advisory Agreement will be at the same rate as the compensation payable to SIMC and World under the Former Advisory Agreement; (4) the history, reputation, qualification and background of SIMC as well as the qualifications of its personnel and its financial condition; (5) the benefits expected to be realized as a result of the "Manager of Managers" structure; and (6) other factors deemed relevant. The Trustees also reviewed the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual Portfolio business, including any benefits received by SIMC or its affiliates in connection with soft dollar payments.

     In the event Shareholders of the Portfolio do not approve the selection of SIMC as investment adviser and the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SIMC, or if the Shareholders of the Portfolio do not approve the "Manager of Managers" structure discussed in the Proxy Statement at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

     DESCRIPTION OF THE PORTFOLIO. The investment objective of the Portfolio is to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which is comprised of 500 selected securities (most of which are common stocks listed on the New York Stock Exchange). The Portfolio's investments consist primarily of common stocks and other equity securities included in the S&P 500 Index.

     COMPENSATION. Under the proposed Investment Advisory Agreement, the Trust would pay SIMC a fee, which is calculated daily and paid monthly, at an annual rate of .03% of the average daily net assets of the Portfolio. SIMC will not retain any investment advisory fees. Instead, it will pay all advisory fees to World under the Sub-Advisory Agreement. As SIMC did not previously serve as investment adviser to the Portfolio, the investment advisory fees paid to

SIMC during the last fiscal year was $0. World received $__________, which is equal to .03% of average daily net assets.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 3.

AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT INVESTMENT SUB-ADVISERS TO THE PORTFOLIO WITHOUT SEEKING APPROVAL BY THE PORTFOLIO'S SHAREHOLDERS OF THE CONTRACTS PURSUANT TO WHICH SUCH SUB-ADVISERS SERVE.

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to appointment of sub-advisers. The SEC has granted conditional exemptions from the shareholder approval requirements. The Trust has obtained such an exemption, and if these Proposals are approved, the Board of Trustees would, without Shareholder approval, be able to appoint additional or replacement sub-advisers (herein, "Managers"). The Board would not, however, be able to replace SIMC as investment adviser to the Portfolio without complying with the 1940 Act and applicable regulations governing Shareholder approval of advisory contracts.

     Proposals 2-4 in this Proxy Statement are intended to facilitate the efficient operation of the "Manager of Managers" structure and afford the Trust increased management flexibility. Assuming SIMC is approved as investment adviser to the Portfolio, it will continuously monitor the performance of the Managers and may from time to time recommend that the Board of Trustees replace one or more Managers or appoint additional Managers, depending on SIMC's assessment of what combination of Managers it believes will optimize the Portfolio's chances of achieving its investment objective. Accordingly, while there is no way of knowing exactly how often SIMC may recommend, and the Board approve, the selection of an additional Manager, or the replacement of an existing Manager, both of which would typically require a Shareholder meeting, it is likely that the "Manager of Managers" structure would result in more frequent Shareholder meetings than would otherwise be the case. However, the Trustees will not be required to call a Shareholder meeting each time a new sub-adviser is approved if these proposals are approved.

     Shareholder meetings entail substantial costs which could reduce the desired benefits of the "Manager of Managers" structure. These costs must be weighed against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement Managers; however, even in the absence of Shareholder approval, any proposal to add or replace Managers would receive careful review. First, SIMC would assess the Portfolio's needs and, if it believed additional or replacement Managers could benefit the Portfolio, would systematically search the relevant universe of available investment Managers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the

Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selections of additional or replacement Managers would have to comply with conditions contained in the SEC exemption.

     Under the "Manager of Managers" structure, SIMC will have general oversight responsibility for the investment advisory services provided to the Portfolio, including formulating the Portfolio's investment policies and analyzing economic trends affecting the Portfolio. SIMC will be responsible for managing the allocation of assets among the Portfolio's sub-advisers and directing and evaluating the investment services provided by the sub-advisers, including their adherence to the Portfolio's investment objective and policies and the Portfolio's investment performance and may provide specific Portfolio security advice. In accordance with the Portfolio's investment objective and policies, and under the supervision of SIMC and the Trust's Board of Trustees, each sub-adviser will be responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolio. The sub-adviser is authorized to make investment decisions for the Portfolio and place orders on behalf of the Portfolio to effect the investment decisions made.

     In addition, SIMC will monitor the compliance of each sub-adviser with regulatory and tax regulations, such as those relating to Portfolio concentration and diversification. For the most part, compliance with these requirements by each sub-adviser with respect to its portion of a Portfolio will assure compliance by the Portfolio as a whole. To the extent that having multiple sub-advisers responsible for investing separate portions of a Portfolio's assets creates the need for coordination among the sub-advisers, there is an increased risk that the Portfolio will not comply with these regulatory requirements.

     It is possible that different sub-advisers to the Portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one sub-adviser could buy a security for the Portfolio and shortly thereafter another sub-adviser could sell the same security from the portion of the Portfolio's assets allocated to it. If in these circumstances the securities could be transferred from one sub-adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs. Such transfers are not practicable, but the sub-advisers and SIMC do not believe that there will be material adverse effects on the Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for the Portfolio by the various sub-advisers. Moreover, the sub-advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs.

     SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers for the Portfolio without submitting the accompanying sub-advisory agreement to a vote of the Portfolio's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser to the Portfolio. If the "Manager of Managers" structure is approved, the

Trustees will be able to instruct SIMC to add or replace sub-advisers without Shareholder approval.

     This Proposal will facilitate the appointment of additional and replacement sub-advisers without a Shareholder vote if SIMC serves as "Manager of Managers" for the Portfolio.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 4.

APPROVAL OF WORLD AS SUB-ADVISER TO THE PORTFOLIO, AND APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN SIMC AND WORLD RELATING TO THE PORTFOLIO.

EFFECT OF THE TRANSACTION ON THE FORMER ADVISORY AGREEMENT

     Consummation of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of the Former Advisory Agreement. Section 15(a) of the 1940 Act provides, in relevant part, that it shall be unlawful for any person to serve or act as investment adviser of a registered investment company except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of such registered investment company. Section 15(a) further requires that such written contract provide for automatic termination in the event of its "assignment." Section 2(a)(4) of the 1940 Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Section 2(a)(9) of the 1940 Act defines "control" as the power to exercise a controlling influence over the management or policies of a company, and beneficial ownership of more than 25% of the voting securities of a company is presumed under Section 2(a)(9) to reflect control. The Former Advisory Agreement contains the required provisions regarding termination upon assignment.

     As a result of the Transaction and in order for World to continue to serve as the Portfolio's investment adviser after the assignment (except on a temporary basis pursuant to an order granted by the SEC, a new investment advisory agreement (the "Sub-Advisory Agreement") between the Trust, on behalf of the Portfolio, and World must be approved (i) by a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of any party thereto (the "Independent Trustees") and (ii) by a vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Portfolio.

     At meetings held on May 18, 1998 and September 10, 1998, the Board of Trustees of SEI Index Funds met to consider the implications of the Transaction. The Board of Trustees, including the non-interested Trustees, in accordance with
Section 15(c) of the 1940 Act, approved the Interim Advisory Agreement and the Sub-Advisory Agreement, concluded that payment of the investment advisory fees under the Interim Advisory Agreement during the Interim Period would be appropriate and fair, and recommended its approval to the Portfolio's Shareholders. The Board determined to call a Special Meeting of Shareholders of the Portfolio for the purpose of voting on the approval or disapproval of the Interim Advisory Agreement and the Sub-Advisory Agreement.

     In evaluating the Sub-Advisory Agreement, the Trustees reviewed materials furnished by World and Comerica, including information regarding World, Comerica, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Portfolio and its shareholders. Representatives of World indicated their belief that as a consequence of the transaction, the operations of the Portfolio and the capabilities of World to provide advisory and other services to the Portfolio would not be materially adversely affected and may be enhanced by the resources of Comerica, though there could be no assurance as to any particular benefits that may result.

     In making their recommendation, the Trustees deemed to be especially important the experience of World's key personnel in Portfolio management, the arrangements made to secure the continued service of the key personnel in Portfolio management, the high quality and extent of research and management services World is expected to continue to provide to the Portfolio, and the fair and reasonable compensation proposed to be paid to World by the Portfolio under the Sub-Advisory Agreement and that the rate of such compensation is identical to the rate of compensation under the Former Advisory Agreement.

     The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual Portfolios; (2) the relative performance of the Portfolio since commencement of operations to comparable mutual Portfolios and unmanaged indices; (3) that the terms of the Sub-Advisory Agreement is substantially identical to those of the Former Advisory Agreement, except for different execution dates, effective dates and termination dates, and the inclusion of escrow provisions (which are applicable since the Transaction closed prior to the approval of the Sub-Advisory Agreement by Shareholders); (4) the favorable histories, reputations, qualifications and backgrounds of World and Comerica, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of World to pay the expenses of the Portfolio in connection with the Transaction so that shareholders of the Portfolio would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Portfolio as a result of World's continuing affiliation with Comerica, including any resources of Comerica that would be available to World; and (7) other factors deemed relevant by the Trustees.

     The Board of Trustees is recommending that Shareholders of the Portfolio approve World as an investment sub-adviser, and approve the form of investment Sub-Advisory Agreement between SIMC and World, a copy of which is attached as EXHIBIT C to this Proxy Statement.

     DUTIES UNDER THE SUB-ADVISORY AGREEMENT.   Under the Sub-Advisory
Agreement, the Sub-Adviser makes the investment decisions for the assets of the Portfolio allocated to it by

SIMC, and continuously reviews, supervises, and administers the Portfolio's investment program with respect to these assets. The sub-adviser is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objectives, policies and limitations. The Sub-Advisory Agreement provides that the sub-adviser shall not be protected against any liability to the Trust, its shareholders, or SIMC by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by such sub-adviser to its obligations or duties thereunder.

     DURATION AND TERMINATION.   Unless terminated earlier, the Sub-Advisory
Agreement shall continue in effect as to the Portfolio through June, 1999, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If the "Manager of Managers" structure is approved by Shareholders, the Trustees may add and replace sub-advisers without Shareholder approval. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

     The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SIMC's Investment Advisory Agreement is terminated. The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to the Portfolio, by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Portfolio's sub-adviser. In addition, the Portfolio's Sub-Advisory Agreement is terminable by the Portfolio's sub-adviser upon 90 days' written notice to the Trust or SIMC.

     In the event Shareholders of a Portfolio do not approve the adoption of the Sub-Advisory Agreement with World at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

INFORMATION REGARDING WORLD

     World is a general partnership organized by MCM and serves as investment adviser to the Portfolio. MCM is a general partnership formed in December, 1994. As of June 30, 1998, total assets under management of World were $___ billion and total assets under management of MCM were $50 billion. World's principal place of business is 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009. EXHIBIT D to this Proxy Statement sets forth the name, business address and principal occupation of each of World's executive officers. In addition to serving as the Portfolio's investment adviser, World serves as the investment adviser or sub-adviser to each of the similar investment companies listed in EXHIBIT E to this Proxy Statement. EXHIBIT E also sets forth the size of such investment companies and the rates of World's advisory fees charged to such investment companies.

     Comerica now owns or controls approximately 88% of the partnership interests in MCM, World's general partner.


INFORMATION CONCERNING COMERICA

     Comerica is a publicly held bank holding company. It is the twenty-fifth largest bank holding company in the United States with approximately $36 billion in assets. WAM Holdings is a wholly-owned by Comerica. Comerica's principal place of business is

--------------------------------------------------------------------------------

     The Board of Trustees recommends that Shareholders of the Portfolio approve the Sub-Advisory Agreement between the Trust, on behalf of the Portfolio, and World. The description of the Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of the sub-advisory agreement attached to this Proxy Statement as EXHIBIT C.

COMPENSATION

     Under the Sub-Advisory Agreement, SIMC will pay World a fee, which is calculated daily and paid monthly, at the rate of .03% of the average daily net assets of the Portfolio. For the Portfolio's fiscal year ended March 31, 1998, World received $_________ in compensation from the Portfolio for its services under the Former Advisory Agreement, which is equal to .03% of average daily net assets.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has not been advised by World of any circumstances arising from the Transaction that will result in the imposition of an "unfair burden" on the Portfolio. Moreover, Comerica has agreed that, upon consummation of the Transaction, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect to the Transaction. In this regard, Comerica will conduct itself and cause World to conduct itself so that no "unfair burden" will be imposed on the Portfolio as a result of the Transaction contemplated. During the two year period following the Transaction, World and Comerica do not intend to change World's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire.

     The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons," as defined in the 1940 Act, of the investment company's investment adviser or predecessor adviser. The current composition of the Trust's Board would comply with this condition subsequent to the Transaction.

CONCLUSION AND RECOMMENDATION OF THE BOARD

     Based upon a review of the above factors, the Board concluded that the terms of the Sub-Advisory Agreement are necessary and appropriate in the public interest of the Portfolio and the Shareholders of the Portfolio. The terms of the Sub-Advisory Agreement are also consistent with the protection of investors and the purposes fairly intended by the policies and provisions of the 1940 Act. The Trustees, including the Independent Trustees, unanimously recommend that the Shareholders of the Portfolio vote FOR the approval of the Sub-Advisory Agreement at the Meeting.

     If the Shareholders of the Portfolio do not approve the Sub-Advisory Agreement with respect to the Portfolio, the Trustees will consider what further action to take consistent with their fiduciary duties to the Portfolio. Such actions may include obtaining for the Portfolio interim investment advisory services at cost or at the current fee rate either from World or from another advisory organization. Thereafter, the Trustees will either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT WITH WORLD.

ADMINISTRATOR

     SEI Investments Fund Management ("SIFM"), an affiliate of SIMC, serves as administrator of the Trust, pursuant to an Agreement dated July 25, 1986. In connection with its role as administrator, SIFM provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent for the Portfolio's shares. The principal offices of SIFM are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     For its services under the current administrative arrangements, SIFM is entitled to a fee which is calculated daily and paid monthly at an annual rate of .19% of the average daily net assets of the Portfolio. SIFM may waive all or a portion of its fees in order to limit the operating expenses of the Portfolio. Any such waiver is voluntary and may be terminated at any time in their sole discretion. For the fiscal year ended March 31, 1998, the Trust paid SIFM the following administration fees:

         PORTFOLIO               FEES PAID (000)          FEE WAIVERS (000)
         ---------               ---------------          -----------------
 S&P 500 Index                     $ 2,404                  $   520
 Bond Index                        $    78                  $    59

DISTRIBUTION

     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), serves as Distributor of the Portfolio's shares pursuant to a distribution agreement dated December 5, 1995. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PORTFOLIO TRANSACTIONS

     For the fiscal year ended March 31, 1998, the Portfolio paid $_______ in brokerage commissions to affiliates.

5% SHAREHOLDERS

     As of September 30, 1998, the following persons were the only persons who were, to the knowledge of the Trust, beneficial or record owners of 5% or more of the shares of the Portfolio of the Trust voting at this Meeting:


                      NAME AND ADDRESS                         PERCENTAGE OF
 PORTFOLIO          OF BENEFICIAL OWNER   NUMBER OF SHARES   PORTFOLIO SHARES
 ----------         -------------------   ----------------   ----------------
 S&P 500 Index
  Portfolio

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

ADJOURNMENT

     In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by MCM and World.

REQUIRED VOTE

     Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The 1940 Act defines "majority of the outstanding voting securities" as the vote of: (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

SHAREHOLDER PROPOSALS

     The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Shareholders should make requests by writing to the Trust c/o SEI Investments Fund Management, at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

OTHER MATTERS

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                     -----------------------------------------

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                      EXHIBIT A

                               INTERIM ADVISORY AGREEMENT

                                      EXHIBIT B

                            INVESTMENT ADVISORY AGREEMENT
                                   SEI INDEX FUNDS

     AGREEMENT made this ___th day of ____________, 1998, by and between SEI INDEX FUNDS, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the S&P 500 Index Portfolio and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The

Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Portfolio(s).

3.        OTHER COVENANTS.  The Adviser  agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8.   CERTAIN RECORDS.   Any records required to be maintained and preserved
pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the

Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Ex-change Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:  SEI Investments Management
Corporation
One Freedom Valley Drive
Oaks, PA  19456
Attn:  Legal Department

To the Trust at:
SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA  19456
Attn:  Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counter-parts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Index Funds                         SEI Investments Management Corporation

By:                                     By:

Attest:                                 Attest:

                                      SCHEDULE A
                                        TO THE
                            INVESTMENT ADVISORY AGREEMENT
                                       BETWEEN
                                   SEI INDEX FUNDS
                                         AND
                        SEI INVESTMENTS MANAGEMENT CORPORATION


Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

S&P 500 Index Portfolio                 .03%

                                      EXHIBIT C

                         INVESTMENT SUB-ADVISORY AGREEMENT
                               WORLD ASSET MANAGEMENT

AGREEMENT made this __th day of ____, ____, between SEI Investments Management Corporation, (the "Adviser") and World Asset Management, (the "Sub-Adviser").

WHEREAS, SEI Index Funds, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [_________________] (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the [_________________________] Portfolio (the "Portfolio"), which is a series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees, without need for a vote of a majority of the outstanding voting securities of the Portfolio, pursuant to an exemptive order issued by the Securities and Exchange Commission. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:
SEI Investments Management Corporation
One Freedom Valley Road
Oaks, PA 19456
Attention:  Legal Department

To the Sub-Adviser at:                  World Asset Management
                                        [__________________]
                                        [__________________]
                                        Attention: [__________]

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI INVESTMENTS MANAGEMENT CORPORATION       WORLD ASSET MANAGEMENT

By:                                          By:
   -------------------------------------        --------------------------------

Name:                                        Name:
      ----------------------------------          ------------------------------

Title:                                       Title:
      ----------------------------------           -----------------------------

                                     SCHEDULE A
                                      TO THE
                               SUB-ADVISORY AGREEMENT
                                      BETWEEN
                       SEI INVESTMENTS MANAGEMENT CORPORATION
                                        AND
                      [______________________________________]



Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate of up to as follows:


[_____________________]                 .__%

                                      EXHIBIT D

INFORMATION REGARDING THE MANAGING DIRECTORS OF WORLD

     Name*                         Position(s) with World*
     ----                          -----------------------
     [Name]                        [Position]

____________
* The principal business address of each Managing Director of World is 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009.

                                EXHIBIT E  [UPDATE]

                   OTHER SIMILAR INVESTMENT COMPANIES FOR WHICH
                       WORLD SERVES AS ADVISER OR SUB-ADVISER

          Investment Company                    Net Assets (as of 6/30/98)            Advisory Fee Rate
          ------------------                    --------------------------            -----------------
 Select Assets Fund Series 1, Inc.              $325.3 million                     [0.01% assets under $100  million
                                                                                   0.05% next $100 million
                                                                                   0.03% over $200 million

 Select Assets Fund Series 2, Inc.              $322 million                       0.075% assets  less than $150
                                                                                   million
                                                                                   0.05% next $350 million
                                                                                   0.04% next $500 million
                                                                                   0.03% over $1 billion

 Great Lakes Fund, Inc.                         $1.589 billion                     0.50% of net assets up to $500
                                                                                   million
                                                                                   0.45% of net assets from $500
                                                                                   million to $1 billion
                                                                                   0.40% of net assets from $1
                                                                                   billion to $1.5 billion
                                                                                   0.35% of net assets in excess of
                                                                                   $1.5 billion

 Huron Investment Fund, Inc.                    $936 million                       0.00% of average daily net assets
                                                                                   while net assets are less than
                                                                                   $17 million
                                                                                   0.50% of average daily net assets
                                                                                   while net assets are $17 million
                                                                                   or more]


Central Asset Fund, Inc.                          $461 million

Central Investment Fund, Inc.                     $461 million

Lernoult Investment Fund, Inc.                    $577 million

Invesco Specialty Fund, Inc.                      $____ million

                                   SEI INDEX FUNDS
                               S&P 500 INDEX PORTFOLIO

                         SPECIAL MEETING OF THE SHAREHOLDERS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 18, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Edward D. Loughlin, Kevin P. Robins and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the S&P 500 Index Portfolio of SEI Index Funds (the "Trust") to be held in the offices of SEI Investments Company ("SEI"), Oaks, Pennsylvania 19456, on November 18, 1998, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below,and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approval of World as the Investment Adviser to the Portfolio and
               approval of an interim Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and World, for the period from July 2, 1998 through the date on which shareholders approve the agreement.

               ____For   ____Against         ____Abstain

PROPOSAL 2.    Approval of SIMC as the Investment Adviser to the Portfolio, and
               approval of an Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SIMC.

               ____For   ____Against         ____Abstain

PROPOSAL 3.    Authorization for the Board of Trustees to appoint investment sub-advisers to the Portfolio without seeking approval by the Portfolio's shareholders of the contracts pursuant to which such sub-advisers serve.

               ____For   ____Against         ____Abstain

PROPOSAL 4.    Approval of World as Sub-Adviser to the Portfolio, and approval of a Sub-Advisory Agreement between SIMC and World relating to the Portfolio.

               ____For   ____Against         ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:___________, 1998

                              --------------------------------
                              Signature of Shareholder


                              --------------------------------
                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.